LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
                                 399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 25, 2005
                                  _____________

To the Shareholders of
LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

Notice is hereby given that the annual meeting (the "Annual Meeting") of shareholders of Lehman Brothers First Trust Income Opportunity Fund, a Delaware Statutory Trust (the "Fund"), will be held at the offices of Lehman Brothers, Inc., 745 Seventh Avenue, Allan S. Kaplan Auditorium, New York, New York 10019, at 11:00 a.m. Eastern time, on May 25, 2005, for the following purposes:

     1.   To elect three trustees of the Fund as outlined below:

          a. two trustees, Stephanie E. Dolan and Scott Hall, to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares ("MMP Shares"), voting together as a single class; and

          b. one trustee, Michael M. Knetter, to be elected by the holders of MMP Shares only, voting separately as a single class.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of the Fund has fixed the close of business on April 13, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                By Order of the Board of Trustees,

                                Jonathan Morris
                                Secretary

April 22, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                           VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp....................................... ABC Corp.
(2) ABC Corp....................................... John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Trustee.......................... John Doe
(4) ABC Corp. Profit Sharing Plan.................. John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust...................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78............ Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith,  Cust.  f/b/o John B. Smith,
    Jr. UGMA....................................... John B. Smith
(2) John B. Smith.................................. John B. Smith, Jr., Executor

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
                                 399 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                                 _______________

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2005
                                 _______________

                                 PROXY STATEMENT

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Lehman Brothers First Trust Income Opportunity Fund (the "Fund") for use at its annual meeting of shareholders to be held on May 25, 2005 at 11:00 a.m. Eastern time, at 745 Seventh Avenue, Allan S. Kaplan Auditorium, New York, New York 10019, and at any adjournments and postponements thereof (collectively, the "Annual
Meeting"). A Notice of Annual Meeting of shareholders and proxy card(s) accompany this Proxy Statement.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

     1.   To elect three trustees of the Fund as outlined below:

          a. two trustees, Stephanie E. Dolan and Scott Hall, to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares ("MMP Shares"), voting together as a single class; and

          b. one trustee, Michael M. Knetter, to be elected by the holders of MMP Shares only, voting separately as a single class.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

SOLICITATION OF PROXIES AND VOTING INFORMATION

The Board is soliciting votes from shareholders of the Fund with respect to the election of trustees as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to shareholders is April 22, 2005. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

The Board has set the close of business on April 13, 2005, as the record date (the "Record Date"), and only shareholders of record who owned shares of the Fund's Common Shares and MMP Shares on the Record Date will be entitled to vote at the Annual Meeting. If you expect to attend the Annual Meeting, please bring the proxy card with you for identification. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of the nominees for trustees listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Annual Meeting is included at the end of this Proxy Statement under "Voting Information."

                           PROPOSAL 1: ELECTION OF TRUSTEES

Structure of the Board

The Fund's Board is divided into three classes, designated as Class 1, Class 2 and Class 3, for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Because the Board is divided into classes for purposes of election, only those trustees in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board.

The Board currently consists of eight persons. At the Annual Meeting, the terms of the three Class 2 trustees, Stephanie E. Dolan, Scott Hall and Michael M. Knetter, are expiring. The Board's Nominating Committee has recommended that Ms. Dolan, Mr. Hall and Mr. Knetter be nominated for re-election. If re-elected at the Annual Meeting, each will hold office for a three-year term expiring in 2008. Other trustees are not up for election this year and will continue in office for the remainder of their terms.

Each nominee consented to being named in this Proxy Statement and indicated his or her willingness to serve if elected. In the unanticipated event that any of the nominees should be unable to serve, the persons named in the accompanying proxy card(s) have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

At the Annual Meeting, Ms. Dolan and Mr. Hall are to be elected by the holders of Common Shares and MMP Shares, voting together as a single class, and Mr. Knetter is to be elected by the holders of MMP Shares only, voting separately as a single class. In accordance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") and the Fund's by-laws (the "By-Laws"), under normal circumstances the holders of outstanding MMP Shares are entitled, as a class, and to the exclusion of the holders of Common Shares, to elect two trustees of the Fund. The holders of outstanding Common Shares and MMP Shares, voting together as a single class, elect the balance of the trustees. The term of the other trustee who is to be elected by the holders of MMP Shares, Mr. Eugene A. Matthews, will expire in 2007.

The following table indicates which shareholders are solicited with respect to each matter:

        MATTER                              COMMON SHARES             MMP SHARES

        Election of Ms. Dolan by all
        shareholders                             X                        X
        Election of Mr. Hall by all
        shareholders                             X                        X
        Election of Mr. Knetter by
        MMP Shares only                                                   X

INFORMATION ABOUT THE NOMINEES AND THE CONTINUING TRUSTEES

The following table sets forth certain information regarding the nominees and the trustees who will continue in office. Trustees who are interested persons of the Fund, within the meaning of Section

2(a)(19) of the 1940 Act are referred to as "Interested Trustees." Trustees who are not interested persons of the Fund are referred to as "Independent Trustees."


NAME, ADDRESS* AND      POSITION(S)    LENGTH OF    PRINCIPAL OCCUPATIONS(S) DURING    NUMBER OF         OTHER
DATE OF BIRTH           HELD WITH      TIME         PAST 5 YEARS                       PORTFOLIOS IN     DIRECTORSHIPS
                        FUND           SERVED AND                                      FUND COMPLEX      HELD BY THIS
                                       TERM OF                                         OVERSEEN BY       NOMINEE OR
                                       OFFICE**                                        NOMINEE OR        TRUSTEE
                                                                                       TRUSTEE
INDEPENDENT NOMINEE

Michael M. Knetter      Trustee        Since June   Dean of the University of                 1          Director, Great
4/8/1960                               2003         Wisconsin-Madison School of                          Wolf Resorts
                                                    Business (since 2002); formerly,                     (since 2004)
                                                    Professor of International
                                                    Economics and Associate Dean at
                                                    the Amos Tuck School of
                                                    Business, Dartmouth College
                                                    (1997-2002)

Interested Nominees***

Stephanie E. Dolan      Trustee        Since June   Senior Vice President of Lehman           1          None
4/4/1963                               2003         Brothers Inc. (since 2000);
                                                    Controller of Lehman Brothers
                                                    Asset Management Inc. (since
                                                    2003)

Scott Hall              Trustee        Since June   Managing Director of First Trust          1          None
1/12/1957                              2003         Advisors L.P. and First Trust
                                                    Portfolios L.P. (since 1992)

INDEPENDENT TRUSTEES

General James E.        Trustee        Since June   Formerly Vice President of                1          Director, Chair
Dalton, Retired                        2003         Logicon Inc., a wholly-owned                         of the Audit
10/17/1930                                          subsidiary of Northrop Grumman                       Committee at
                                                    (1985-1998); formerly General                        William Lyon
                                                    Manager of Logicon's Defense                         Homes, a home
                                                    Technology Group (1995-1998)                         building business
                                                                                                         (since 1991);
                                                                                                         Director of
                                                                                                         Defense Group,
                                                                                                         Inc., a defense
                                                                                                         business (since
                                                                                                         1999); formerly


                                                                                                         Director of
                                                                                                         Finance America,
                                                                                                         a mortgage
                                                                                                         business
                                                                                                         (2002-2004)

Margaret M. Eisen       Trustee        Since June   Managing Director and Chief               1          Director, Chair
6/19/1953                              2003         Investment Officer of EAM                            of Compensation
                                                    International, LLC, an                               Committee, and
                                                    investment banking and asset                         Member of the
                                                    management firm (since 2003);                        Audit Committee
                                                    formerly, Managing Director of                       of Antigenics
                                                    DeGuardiola Advisors, an                             Corporation, a
                                                    investment bank (2001-2002);                         bio-pharmaceutical
                                                    formerly, Managing Director of                       company (since
                                                    North American Equities of                           2003); Trustee of
                                                    General Motors Investment                            Columbia  Acorn
                                                    Management Corporation                               family of mutual
                                                    (1995-2001)                                          funds of Wanger
                                                                                                         Asset Management
                                                                                                         (six portfolios
                                                                                                         under management)
                                                                                                         (since 2002)

Eugene A.               Trustee        Since June   President of Nintai,                      1          None
Matthews                               2003         Incorporated, an investment
11/19/1958                                          advisory firm (since 1997);
                                                    formerly, Senior Fellow of Asia
                                                    Studies of the Council of
                                                    Foreign Relations (2001-2003);
                                                    formerly, Asia Studies Project
                                                    Director for the Japan Economic
                                                    Task Force and Leader of Asia
                                                    Roundtables (2001-2003);
                                                    Founding and General Partner of
                                                    Apax-Globis Japan, Inc., a
                                                    private equity investment firm
                                                    (since 1998); formerly,
                                                    Founder/President of Ashta
                                                    International, a Vietnamese
                                                    investment firm (1989-1997)

George W. Morriss       Trustee        Since June   Formerly, Executive Vice                   1          None
9/24/1947                              2003         President and Chief Financial
                                                    Officer of People's Bank, a
                                                    financial services company
                                                    (1991-2001)


Interested  Trustee***
Kurt A. Locher          Trustee        Since June   Managing Director of Lehman                1          None
5/9/1966                               2003         Brothers Inc. (since 1998);
                                                    Managing Director of Lehman
                                                    Brothers Asset Management  Inc.
                                                    (since 2003); Managing Director
                                                    of Lehman Brothers Asset
                                                    Management LLC (since 2003);
                                                    formerly Director of BNC
                                                    Mortgage Inc. (2000-2004),
                                                    Finance America LLC (1999-2004)
                                                    and TrueLink Inc. (1999-2004);
                                                    formerly President of Lehman
                                                    Brothers Bank, F.S.B.
                                                    (1999-2000); formerly, Senior
                                                    Vice President of Lehman
                                                    Brothers Inc. (1995-1998)

* The address for each nominee and trustee is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, New York 10022.
** General James E. Dalton, Kurt A. Locher and George W. Morriss are Class 3 trustees, and their terms as trustees will expire in 2006. Margaret M.
     Eisen and Eugene A. Matthews are Class 1 trustees, and their terms as trustees will expire in 2007.
*** Stephanie E. Dolan and Kurt A. Locher are "interested persons" of the Fund, as such term is defined by the 1940 Act, by virtue of their officerships with Lehman Brothers Asset Management Inc., the investment adviser to the Fund ("Lehman Brothers" or the "Adviser"). Scott Hall is an "interested person" of the Fund, as such term is defined by the 1940 Act, by virtue of his employment with First Trust Portfolios LP, the Fund's servicing agent and distribution and marketing agent.

The Board held six meetings during the fiscal year ended December 31, 2004. Each of the trustees attended at least 75% of the Board and committee meetings of which he/she is a member.

COMMITTEES OF THE BOARD

AUDIT COMMITTEE. All Independent Trustees serve on the Audit Committee of the Fund and Mr. Morriss is chair of the Audit Committee. All members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not "interested persons," as defined by the 1940 Act, of the Fund. The Audit Committee is a separately designated committee of the Board of Trustees. The Audit Committee has a charter, a copy of which may be obtained from the Fund's website at www.lbftincomeopportunity.com. The functions of the Audit Committee are to (i) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) act as a liaison between the Fund's independent registered public accounting firm and the full Board of Trustees. The Audit Committee met five times during the fiscal year ended December 31, 2004.

NOMINATING COMMITTEE. All Independent Trustees serve on the Nominating Committee and General Dalton is chair of the Nominating Committee. All members of the Nominating Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of the Fund. The Nominating Committee is a separately designated committee of the Board. The Nominating Committee has a charter, a copy of which may be obtained from the Fund's website at www.lbftincomeopportunity.com. The Nominating Committee recommends Board candidates to serve as Independent Trustees. All of the Independent Trustees then evaluate any recommended candidate and determine whether to nominate them for election. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Nominating Committee met once during the fiscal year ended December 31, 2004.

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Nominating Committee considers relevant factors which can include the nominee's character, judgment, business experience, diversity and business acumen, and the nominee's independence from the Fund's Adviser and other principal service providers. The Nominating Committee has no specific qualifying or disqualifying standards for nomination.

While the Nominating Committee would consider candidates recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee would, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or the Fund's management. The Nominating Committee may also retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation of trustee candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") to be considered by the Nominating Committee. In evaluating a candidate recommended by a shareholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

SECURITY OWNERSHIP OF TRUSTEES

The following table shows the dollar range of equity securities beneficially owned by each trustee in the Fund as of December 31, 2004.


NAME OF TRUSTEES                         DOLLAR RANGE OF EQUITY SECURITIES      AGGREGATE DOLLAR RANGE
                                         IN THE FUND                            OF EQUITY
                                                                                SECURITIES IN ALL
                                                                                REGISTERED
                                                                                INVESTMENT COMPANIES
                                                                                OVERSEEN OR
                                                                                TO BE OVERSEEN BY
                                                                                TRUSTEE IN FAMILY
                                                                                OF INVESTMENT COMPANIES

INTERESTED TRUSTEES

Stephanie E. Dolan                                  None                              None
Scott Hall                                        $1-10,000                         $1-10,000
Kurt A. Locher                                    $1-10,000                         $1-10,000

INDEPENDENT TRUSTEES

Margaret M. Eisen                                    None                              None
Eugene A. Matthews                                   None                              None
General James E. Dalton                              None                              None
Michael M. Knetter                                   None                              None
George W. Morriss                               $10,001-50,000                    $10,001-50,000


As of December 31, 2004, the trustees and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares.

COMPENSATION OF TRUSTEES AND OFFICERS. The Fund pays no salaries or compensation to any of its officers. The Fund compensates each Independent Trustee as follows:

o    An annual retainer equal to $15,000;
o Annual compensation equal to $2,000 for service on Audit Committee (the Chairman of the Audit committee receives additional compensation of $1,000);
o For Nominating Committee meetings (whether attendance is in-person or by telephone), a per- meeting fee of $1,000; provided, however, that no such per-meeting fee shall be paid if the meeting is held on the same day as a meeting of the Fund's full Board;
o No additional compensation shall be paid for attendance, in person or by telephone, at 6 meetings of the Board per year and 3 meetings of the Audit Committee per year, provided, however, that for any additional meetings, the following per-meeting fees are applicable:
     o in-person meetings of the Board or Audit Committee (even if attendance is telephonic): $1,000 per meeting
     o telephonic meetings of the Board or Audit Committee (even if attendance is in person): $500 per meeting; and
o Such annual retainer and fees shall be earned and paid quarterly in arrears to each Independent Trustee, provided, however, that compensation for the last quarter shall not be paid if such Independent Trustee fails to attend, in person or by telephone, 75% of the Board and committee meetings held during the year.

The fees earned by each Independent Trustee for the fiscal year ending December 31, 2004 are shown below:

                                          AGGREGATE COMPENSATION           ESTIMATED           TOTAL COMPENSATION
                                           FROM FUND                        ANNUAL BENEFITS     FROM
                                                                            UPON RETIREMENT     FUND
NAME OF TRUSTEE                                                                                 PAID TO TRUSTEES

Margaret M. Eisen                                   $17,000                 N/A                        $17,000
Eugene A. Matthews                                  $17,000                 N/A                        $17,000
General James E. Dalton                             $17,000                 N/A                        $17,000
Michael M. Knetter                                  $17,000                 N/A                        $17,000
George W. Morriss                                   $18,000                 N/A                        $18,000
                                           -------------------------                             --------------------
TOTAL PAID TO INDEPENDENT TRUSTEES                 $86,000                  N/A                        $86,000


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

Proxy solicitations will be made, beginning on or about April 22, 2005, primarily by mail, but may include telephonic or oral communications conducted by officers of the Fund and officers and employees of the Adviser, or its affiliates. In addition, the Fund has engaged Automatic Data Processing, Inc. to assist in the printing, tabulating and mailing of proxy solicitations. The costs of proxy solicitation and expenses incurred in connection with the preparation, printing and mailing of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

REPORTS TO SHAREHOLDERS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004, which contains the Fund's audited financial statements, was previously sent to shareholders. An additional copy may be obtained without charge from the Fund's website at www.lbftincomeopportunity.com or by calling the Fund at (800) 988-5196.

INFORMATION ABOUT SERVICE PROVIDERS

ADVISER. Lehman Brothers Asset Management Inc., located at 399 Park Avenue, New York, New York 10022, serves as the investment adviser to the Fund. Lehman Brothers Asset Management Inc. is a wholly-owned subsidiary of Lehman Brothers Holdings Inc.

SUB-ADVISER. Lehman Brothers Asset Management LLC (formerly known as Lincoln Capital Fixed Income Management Company, LLC), located at 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, serves as the Fund's investment sub-adviser. Lehman Brothers Asset Management LLC is a wholly-owned subsidiary of Lehman Brothers Holdings Inc.

SERVICING AGENT AND DISTRIBUTION AND MARKETING AGENT. First Trust Portfolios, LP, located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Fund's distribution and marketing agent, syndicate adviser and investor servicing agent. The Charger Corporation (formerly Nike Securities Corporation) is the parent company of First Trust Portfolios, LP.

ADMINISTRATOR. Investors Bank & Trust Company serves as the administrator, transfer agent, dividend-paying agent and custodian for the Fund. The address of Investors Bank & Trust Company is 200 Clarendon Street, Boston, Massachusetts 02116.

INFORMATION ABOUT OFFICERS

The executive officers of the Fund are listed below. Each officer is elected to serve until his or her successor is duly elected and qualified.


NAME, ADDRESS*                    POSITION HELD     LENGTH OF TIME   PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS
AND DATE OF BIRTH                 WITH FUND         SERVED

Bradley Tank                      President         Since June 2003  Chief Executive Officer of Lehman Brother Asset
9/29/1957                                                            Management Inc.; Managing Director and Global
                                                                     Head of Fixed income Asset Management for
                                                                     Lehman Brothers (since 2002); Chief Executive
                                                                     Officer and Managing Director of Lehman
                                                                     Brothers Asset Management LLC; formerly,
                                                                     Director of Fixed Income for Strong Capital
                                                                     Management in Menomonee Falls, Wisconsin
                                                                     (1990-2002)

Edward Grieb                      Treasurer         Since June 2003  Chief Financial Officer of Lehman Brothers
9/22/1961                                                            Asset Management Inc.; Managing Director (since
                                                                     2003) and Assistant Controller for Lehman
                                                                     Brothers (since 1997)

Stephanie E. Dolan                Assistant         Since June 2003  See biographical information referenced in
4/4/1963                          Treasurer                          chart under "Interested Trustees"


Jonathan Morris                   Secretary         Since June 2003  Senior Vice President of Lehman Brothers Asset
3/1/1956                                                             Management Inc.; Senior Vice President and
                                                                     General Counsel for Lehman Brother's Investment
                                                                     Management Division which includes Lehman
                                                                     Brothers private investment management business
                                                                     and asset management and investment advisory
                                                                     business (since 1997)

Philip R. Carroll                 Chief             Since 2004       Vice President, Neuberger Berman since 2002;
12/2/34                           Compliance                         Associate General Counsel, Neuberger Berman
                                  Officer                            since 2001; Director-Mutual Fund Compliance, NB
                                                                     Management since 1995; Chief Legal Officer,
                                                                     fourteen registered investment companies for
                                                                     which NB Management acts as investment manager
                                                                     and administrator (ten since 2003, four since
                                                                     2004); Chief Compliance Officer, fourteen

                                                                     registered investment companies for which NB
                                                                     Management acts as investment manager and
                                                                     administrator (fourteen since 2004)

* The address of each officer, with the exception of Mr. Grieb and Mr. Carroll, is Lehman Brothers Asset Management Inc., 399 Park Avenue, New York, New York 10022. The address of Mr. Grieb is Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019. The address of Mr. Carroll is Neuberger Berman, 605 3rd Avenue, New York, NY 10158.

OWNERSHIP OF SHARES

The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the Record Date.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Shareholders intending to present a proposal at the 2006 annual meeting or to nominate a person for election as a trustee, must comply with the requirements set forth in the Article II, Section 13 of the By-Laws. The By-Laws require, among other things, that the Secretary of the Fund receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and less than 90 days prior to the first anniversary of the date of mailing of the notice of the preceding year's annual meeting. Therefore, the Secretary of the Fund must receive notice of such a proposal or nomination for the 2006 annual meeting no earlier than December 24, 2005 and no later than January 23, 2006. The notice must contain the information required by the By-Laws, a copy of which is available upon request made to the Secretary of the Fund. Requests for the Fund's By-Laws should be made in writing to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022.

There are additional requirements regarding proposals of shareholders, and any shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual trustee c/o Jonathan Morris, the Secretary of the Fund at Lehman Brothers, 399 Park Avenue, New York, New York 10022. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. Trustees are invited to attend the Fund's annual shareholder meetings. They are encouraged to attend such meetings when they are held on the same day as a scheduled Board meeting. In any event, at least one member of the Board will be expected to attend the annual shareholder meeting. The Fund held one annual meeting in 2004.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's executive officers and trustees, investment adviser and its affiliated persons (as defined in the 1940 Act) and persons who beneficially own more than ten percent of the Fund's shares ("Reporting Persons"), to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange and to furnish the Fund with copies of all such filings. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund, all Section 16(a) filing requirements applicable to its Reporting Persons were complied with as of the period ending December 31, 2004.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP ("E&Y") has served as the Fund's independent registered public accounting firm since the Fund's inception. E&Y has extensive experience in investment company accounting and auditing and performs certain audit and tax services for the Fund. Such services include the annual audit of the Fund's financial statements, review of certain filings with the SEC, internal control reviews, consultation on tax, financial accounting and reporting matters as they may relate to the annual audit, and meetings with the Audit Committee of the Fund's Board. The financial statements included in the most recent Annual Report to shareholders have been examined by E&Y. Representatives of E&Y will not be available at the Annual Meeting (either in person or by telephone) but have been given the opportunity to make a statement should they desire to do so.

For services rendered to the Fund or its Adviser for the period from commencement of operations to December 31, 2004, E&Y received the following fees, all of which were pre-approved by the Audit Committee:

AUDIT FEES: The aggregate fees billed by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the fiscal years ended 2004 and 2003 were $36,400 and $35,000, respectively. Fees billed by E&Y for professional services rendered for the initial seed audit of the Fund during the fiscal year 2003 were $7,500.

AUDIT RELATED FEES: The aggregate fees billed by E&Y for professional services rendered for the review of related filings of Form N-2 for the fiscal years ended 2004 and 2003 were $0 and $16,800, respectively.

TAX FEES: The aggregate fees accrued for professional services rendered by E&Y for tax compliance, tax advice, and tax planning for the fiscal years ended 2004 and 2003 were $4,200 and $4,000, respectively. Such services included the review of the year-end tax provision and excise tax work.

ALL OTHER FEES: The aggregate fees billed by E&Y for professional services rendered for the fiscal years ended 2004 and 2003 for agreed upon procedures reporting for the preferred shares were $5,400 and $10,000, respectively.

The aggregate non-audit fees billed by E&Y to the Fund for the fiscal years ended December 31, 2004 and 2003 were $9,600 and $30,800, respectively. The aggregate non-audit fees billed by E&Y to Lehman Brothers for the fiscal years ended December 31, 2004 and 2003 were $2,978,600 and $3,048,000, respectively.

The Audit Committee pre-approved the provision of audit and non-audit services by E&Y for the fiscal years ending December 31, 2005 and 2004. The Audit Committee has not delegated the pre-approval of audit and non-audit services to a particular member of the Audit Committee. Rather, any action of the Audit
Committee with respect to the pre-approval process requires the vote of a majority of the Audit Committee members present, whether in person or otherwise, at the meeting at which such action is considered.

AUDIT COMMITTEE REPORT

At a meeting of the Audit Committee held on February 16, 2005, the Audit Committee reviewed and discussed the audited financial statements with management and E&Y. The Audit Committee also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61. (Communications with Audit Committee), including E&Y's judgments about the quality of the Fund's accounting principles as applied in its financial reporting.

The Audit Committee received from E&Y the written statements required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and discussed with E&Y its independence. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004 for filing with the SEC.

The Audit Committee also considered whether the provision of non-audit services by E&Y to the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund, was compatible with maintaining E&Y's independence in performing audit services. E&Y represented to the Fund that E&Y and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as the independent registered public accounting firm for the Fund.

The members of the Audit  Committee  are:  General James E. Dalton,  Margaret M.
Eisen,  Michael  M.  Knetter,   Eugene  A.  Matthews,  and  George  W.  Morriss,
constituting all of the Independent Trustees.


                               VOTING INFORMATION

RECORD DATE

Shareholders of Common Shares and MMP Shares of record on the Record Date are entitled to be present and to vote at the Annual Meeting. Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, 12,240,350.953 shares of Common Shares and 3,448 shares of MMP Shares, totaling 12,243,798.953 shares of the Fund were outstanding.

VOTES REQUIRED FOR THE ELECTION OF TRUSTEES

As indicated earlier, holders of MMP Shares, voting as a separate class, are entitled to elect two (2) trustees, and the remaining trustees are to be elected by holders of Common Shares and MMP Shares, voting together as a single class. At the Annual Meeting, Ms. Dolan and Mr. Hall are nominated to be elected by the holders of Common Shares and MMP Shares, voting together as a single class, and Mr. Knetter is nominated to be elected by the holders of MMP Shares only, voting separately as a single class.

Ms. Dolan and Mr. Hall, each a nominee for trustee will be elected if they receive a plurality of all votes cast (Common Shares and MMP Shares) in person or by proxy at the Annual Meeting if a quorum exists. Mr. Knetter, a nominee for trustee, will be elected if he receives a plurality of all MMP votes cast in person or by proxy at the Annual Meeting if a quorum exists. Broker non-votes, if any, will not have any effect on the outcome of the election of either nominee for trustee.

VOTING INSTRUCTIONS FOR SHARES HELD IN YOUR NAME

Any shareholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the shareholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

Any shareholder holding shares through a broker may vote his or her proxy through the mail, internet or telephone as described in the enclosed proxy card. Any shareholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

REVOKING A PROXY

Any shareholder giving a proxy has the power to revoke it prior to its exercise in one of three ways: (1) by submission of a proxy card with a later date, (2) by voting in person at the Annual Meeting, or (3) by submitting a letter stating that the proxy is revoked to Jonathan Morris, Secretary, c/o Lehman Brothers, 399 Park Avenue, New York, New York 10022. Presence at the Annual Meeting alone does not revoke a previously executed and returned proxy card.

QUORUM; ADJOURNMENT

A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the election of Ms. Dolan and Mr. Hall if shareholders entitled to vote 25% of all shares (Common Shares and MMP Shares) outstanding on the Record Date are present in person or by proxy. A quorum will exist for the election of Mr. Michael M. Knetter if shareholders entitled to vote 25% of the MMP Shares of the Fund outstanding on the Record Date are present in person or by proxy. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense.

Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a shareholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the shareholder. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. Because the election of nominees is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, and votes withheld will count as present for establishing a quorum.

In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Fund's By-Laws, any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER HOLDING SHARES IN "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD.